THE MORTGAGE POOL

General

      The mortgage pool will consist of two groups of mortgage loans, referred to in this prospectus supplement as "Loan Group 1" and "Loan Group 2" (and each, a "Loan Group"), and also designated as the "Group 1 Loans" and the "Group 2 Loans", respectively. The Group 1 Loans are one- to four-family, adjustable-rate, fully-amortizing residential mortgage loans secured by first liens on mortgaged properties. The Group 2 Loans are one- to four-family, fully-amortizing and balloon payment residential mortgage loans, all of which have fixed rates that are secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

      The company will convey the mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The Seller will make certain representations and warranties with respect to the mortgage loans in the Mortgage Loan Sale and Contribution Agreement. These representations and warranties will be assigned to the indenture trustee for the benefit of the Bondholders and the Bond Insurer. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders or the Bond Insurer. See "The Mortgage Pools -- Representations by Sellers" in the prospectus.

      The mortgage loans will have been originated or acquired by the Seller in accordance with the underwriting criteria described in this prospectus supplement. See "--Underwriting Standards" Below.

      Substantially all of the mortgage loans will initially be subserviced by Wendover Funding, Inc. The subservicing with respect to such Group 1 Loans will be transferred to Countrywide Home Loans Servicing LP, or an affiliate thereof, on or about December 1, 2003 and, with respect to such Group 2 Loans that are secured by first liens on the related mortgaged property, will be transferred to GMAC Mortgage Corporation on or about December 1, 2003. Wendover Funding, Inc. will act as subservicer with respect to all mortgage loans in loan group 2 that are secured by second liens on the related mortgaged property. See "Description of the Servicing Agreement -- The Subservicers" in this prospectus supplement.

      None of the mortgage loans were 30 days or more delinquent as of the Cut-off Date.

      Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each Group 1 Loan is generally assumable in accordance with the terms of the related mortgage note.

      Each mortgage loan is required to be covered by a standard hazard insurance policy. See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder--Hazard Insurance Policies" in the prospectus.

      Certain of the mortgage loans will have their first scheduled monthly payments due on November 1, 2003. As to those mortgage loans, no principal amortization payments will be distributed (unless prepayments are received thereon) until the payment date occurring in November 2003, the month in which the first scheduled monthly payment is due. However, on the Closing Date, cash will be deposited in the Payment Account in an amount equal to one month's interest accrued from September 1, 2003 (at the related mortgage rates) on such mortgage loans, to be remitted to the Indenture Trustee for distribution on the payment date occurring in October 2003, the month prior to the month in which the first scheduled monthly payment is due on such mortgage loans.

Mortgage Rate Adjustment

      The mortgage rate on substantially all of the mortgage loans in Loan Group 1will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years or five years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

      The mortgage rate on substantially all of the mortgage loans in Loan Group 1 adjusts based on an index equal to either Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

      Substantially all of the adjustable-rate mortgage loans (other than the Seasoned Mortgage Loans) will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

Indices on the Mortgage Loans

      The index applicable to the determination of the mortgage rate on approximately 99.10% of the mortgage loans in Loan Group 1 is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

      The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any adjustable-rate mortgage loan based on Six-Month LIBOR.

                                 Six-Month LIBOR

Month                     1996       1997       1998        1999       2000       2001        2002       2003
-----                     ----       ----       ----        ----       ----       ----        ----       ----
January                   5.34%      5.71%      5.75%       5.04%      6.23%      5.36%       1.99%      1.35%
February                  5.29       5.68       5.78        5.17       6.32       4.96        2.06       1.34
March                     5.52       5.96       5.80        5.08       6.53       4.71        2.33       1.26
April                     5.42       6.08       5.87        5.08       6.61       4.23        2.10       1.29
May                       5.64       6.01       5.81        5.19       7.06       3.91        2.09       1.22
June                      5.84       5.94       5.87        5.62       7.01       3.83        1.95       1.12
July                      5.92       5.83       5.82        5.65       6.88       3.70        1.86       1.15
August                    5.74       5.86       5.69        5.90       6.83       3.48        1.82       1.21
September                 5.75       5.85       5.36        5.96       6.76       2.53        1.75
October                   5.58       5.81       5.13        6.13       6.72       2.17        1.62
November                  5.55       6.04       5.28        6.04       6.68       2.10        1.47
December                  5.62       6.01       5.17        6.13       6.20       1.98        1.38

Prepayment Charges

      Approximately 73.13% and 65.48% of the Group 1 Loans and Group 2 Loans, respectively (by aggregate outstanding principal balance of the related mortgage loans as of the cut-off date), provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on these loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Securities.

Primary Mortgage Insurance and the Radian Lender-Paid PMI Policy

      Substantially all of the initial Group 1 Loans and Group 2 Loans (other than the Seasoned Mortgage Loans) and approximately 94.76% of the Seasoned Mortgage Loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or
(2) the Radian Lender-Paid PMI Policy.

      Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim.

      The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

      With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the mortgage loans will range from 0.280% per annum to 2.100% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

      To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms, with the approval of the Bond Insurer.

      See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder -- Hazard Insurance Policies" in the Prospectus.

Mortgage Loan Characteristics

      The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans and Group 2 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Securities--Yield Sensitivity of the Grantor Trust Certificates" in this prospectus supplement.

Loan Group 1

      The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $889,004,734, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 1 Loans are secured by first liens on the related mortgaged property.

      The average principal balance of the Group 1 Loans at origination was approximately $253,611. No

Group 1 Loan had a principal balance at origination of greater than approximately $1,500,000 or less than approximately $16,000. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $252,415. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,500,000 or less than approximately $36.

      As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 3.000% per annum to approximately 15.250% per annum and the weighted average mortgage rate was approximately 5.472% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 356 months as of the Cut-off Date. None of the Group 1 Loans will have a first Due Date prior to January 1, 1994, or after November 1, 2003, or will have a remaining term to maturity of less than 94 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is October 1, 2033.

      Approximately 44.74% and 4.70% of the Group 1 Loans have initial interest only periods of five and ten years, respectively.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 1 Loans was approximately 78.00%. No loan-to-value ratio at origination of any Group 1 Loan was greater than approximately 100.00% or less than approximately 20.00%.

      None of the Group 1 Loans are buydown mortgage loans.

      None of the Group 1 Loans will be a "high-cost home loan" as defined in the Georgia Fair Lending Act, in New York Predatory Lending Law, codified as N.Y. Banking Law ss.6-I, N.Y. Gen. Bus. Law ss.771-a, and N.Y. Real Prop. Acts Law ss.1302, in the Arkansas Home Loan Protection Act or in the Kentucky Revised Statutes ss.360.100.

      None of the Group 1 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

      Approximately 99.83% of the Group 1 Loans (other than the Seasoned Mortgage Loans in Loan Group 1) have not reached their first adjustment date as of the Closing Date.

      Approximately 73.13% of the Group 1 Loans provide for prepayment charges.

      Approximately 14.67% and 7.63% of the Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.874% per annum.

      Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        Principal Balances at Origination

                                                                                                 Percentage of
                 Original                                                                        Cut-off Date
               Group 1 Loan                          Number of          Aggregate Unpaid           Aggregate
           Principal Balances ($)                  Group 1 Loans        Principal Balance      Principal Balance
------------------------------------------         -------------        -----------------      -----------------
        0.01-    50,000.00 ..............                67               $  2,222,400                0.25%
   50,000.01-   100,000.00 ..............               270                 20,968,488                2.36
  100,000.01-   150,000.00 ..............               557                 69,555,239                7.82
  150,000.01-   200,000.00 ..............               569                 99,050,570               11.14
  200,000.01-   250,000.00 ..............               549                123,651,908               13.91
  250,000.01-   300,000.00 ..............               496                135,949,631               15.29
  300,000.01-   350,000.00 ..............               309                100,092,468               11.26
  350,000.01-   400,000.00 ..............               242                 90,704,728               10.20
  400,000.01-   450,000.00 ..............               143                 60,830,460                6.84
  450,000.01-   500,000.00 ..............               122                 57,646,042                6.48
  500,000.01-   550,000.00 ..............                51                 27,170,789                3.06
  550,000.01-   600,000.00 ..............                51                 29,522,572                3.32
  600,000.01-   650,000.00 ..............                46                 28,997,088                3.26
  650,000.01-   700,000.00 ..............                 7                  4,785,556                0.54
  700,000.01-   750,000.00 ..............                13                  9,576,329                1.08
  750,000.01-   800,000.00 ..............                 8                  6,195,832                0.70
  800,000.01-   850,000.00 ..............                 5                  4,153,126                0.47
  850,000.01-   900,000.00 ..............                 3                  2,624,500                0.30
  900,000.01-   950,000.00 ..............                 1                    904,000                0.10
  950,000.01- 1,000,000.00 ..............                 9                  8,856,511                1.00
1,100,000.01- 1,150,000.00 ..............                 1                  1,116,500                0.13
1,400,000.01- 1,450,000.00 ..............                 1                  1,430,000                0.16
1,450,000.01- 1,500,000.00 ..............                 2                  3,000,000                0.34
                                                      -----               ------------              ------
        Total ...........................             3,522               $889,004,734              100.00%
                                                      =====               ============              ======

      The average principal balance of the Group 1 Loans at origination was approximately $253,611.

                    Principal Balances as of the Cut-off Date

                                                                                                 Percentage of
                                                                                                  Cut-off Date
          Current Group 1 Loan                       Number of          Aggregate Unpaid            Aggregate
         Principal Balances ($)                    Group 1 Loans        Principal Balance      Principal Balance
---------------------------------------            -------------        -----------------      -----------------
        0.01-    50,000.00 ............                  77                $  2,625,813                0.30%
   50,000.01-   100,000.00 ............                 279                  22,270,120                2.51
  100,000.01-   150,000.00 ............                 555                  70,236,318                7.90
  150,000.01-   200,000.00 ............                 561                  98,305,618               11.06
  200,000.01-   250,000.00 ............                 547                 123,577,119               13.90
  250,000.01-   300,000.00 ............                 492                 135,074,419               15.19
  300,000.01-   350,000.00 ............                 312                 101,219,945               11.39
  350,000.01-   400,000.00 ............                 240                  90,138,689               10.14
  400,000.01-   450,000.00 ............                 142                  60,486,376                6.80
  450,000.01-   500,000.00 ............                 119                  56,737,518                6.38
  500,000.01-   550,000.00 ............                  52                  27,720,251                3.12
  550,000.01-   600,000.00 ............                  50                  28,973,110                3.26
  600,000.01-   650,000.00 ............                  46                  28,997,088                3.26
  650,000.01-   700,000.00 ............                   7                   4,785,556                0.54
  700,000.01-   750,000.00 ............                  13                   9,576,329                1.08
  750,000.01-   800,000.00 ............                   8                   6,195,832                0.70
  800,000.01-   850,000.00 ............                   5                   4,153,126                0.47
  850,000.01-   900,000.00 ............                   3                   2,624,500                0.30
  900,000.01-   950,000.00 ............                   1                     904,000                0.10
  950,000.01- 1,000,000.00 ............                   9                   8,856,511                1.00
1,100,000.01- 1,150,000.00 ............                   1                   1,116,500                0.13
1,400,000.01- 1,450,000.00 ............                   1                   1,430,000                0.16
1,450,000.01- 1,500,000.00 ............                   2                   3,000,000                0.34
                                                      -----                ------------              ------
          Total .......................               3,522                $889,004,734              100.00%
                                                      =====                ============              ======

      As of the Cut-off Date, the average current principal balance of the Group 1 Loans will be approximately $252,415.

                                 Mortgage Rates

                                                                                                 Percentage of
                                                                                                  Cut-off Date
                                                     Number of          Aggregate Unpaid            Aggregate
          Mortgage Rates (%)                       Group 1 Loans        Principal Balance      Principal Balance
-----------------------------------                -------------        -----------------      -----------------
  3.000-  3.499 ...................                      12                $  3,675,590                0.41%
  3.500-  3.999 ...................                     102                  35,464,292                3.99
  4.000-  4.499 ...................                     269                  76,244,715                8.58
  4.500-  4.999 ...................                     746                 217,008,468               24.41
  5.000-  5.499 ...................                     616                 169,028,067               19.01
  5.500-  5.999 ...................                     635                 170,598,325               19.19
  6.000-  6.499 ...................                     314                  72,946,529                8.21
  6.500-  6.999 ...................                     295                  63,577,764                7.15
  7.000-  7.499 ...................                     129                  24,959,064                2.81
  7.500-  7.999 ...................                     130                  24,217,898                2.72
  8.000-  8.499 ...................                      66                  10,297,782                1.16
  8.500-  8.999 ...................                      60                   8,031,949                0.90
  9.000-  9.499 ...................                      30                   3,956,743                0.45
  9.500-  9.999 ...................                      52                   4,730,188                0.53
 10.000- 10.499 ...................                      13                   1,202,860                0.14
 10.500- 10.999 ...................                      16                   1,101,627                0.12
 11.000- 11.499 ...................                      12                     721,601                0.08
 11.500- 11.999 ...................                      13                     724,709                0.08
 12.000- 12.499 ...................                       1                      27,120                0.00
 12.500- 12.999 ...................                       2                      41,025                0.00
 13.000- 13.499 ...................                       3                     133,706                0.02
 13.500- 13.999 ...................                       2                      67,490                0.01
 14.000- 14.499 ...................                       2                     150,712                0.02
 15.000- 15.499 ...................                       2                      96,511                0.01
                                                      -----                ------------              ------
    Total ........................                    3,522                $889,004,734              100.00%
                                                      =====                ============              ======

      The weighted average mortgage rate of the Group 1 Loans was approximately 5.472% per annum.

                              Next Adjustment Date

                                                                                                 Percentage of
                                                                                                  Cut-off Date
                                                     Number of          Aggregate Unpaid            Aggregate
         Next Adjustment Date                      Group 1 Loans        Principal Balance      Principal Balance
------------------------------------               -------------        -----------------      -----------------
October 1, 2003 ....................                     91                $ 13,947,127                1.57%
November 1, 2003 ...................                     77                   9,866,091                1.11
December 1, 2003 ...................                     81                  10,873,856                1.22
January 1, 2004 ....................                    154                  29,977,327                3.37
February 1, 2004 ...................                    355                  90,610,535               10.19
March 1, 2004 ......................                    433                 109,161,258               12.28
April 1, 2004 ......................                     94                  24,166,350                2.72
June 1, 2004 .......................                      1                     113,657                0.01
August 1, 2004 .....................                      1                      40,126                0.00
September 1, 2004 ..................                      2                     208,590                0.02
October 1, 2004 ....................                      1                     260,674                0.03
January 1, 2005 ....................                      1                     115,657                0.01
February 1, 2005 ...................                      1                     373,395                0.04
March 1, 2005 ......................                      2                     278,351                0.03
May 1, 2005 ........................                     10                   1,705,411                0.19
June 1, 2005 .......................                     33                   9,544,994                1.07
July 1, 2005 .......................                    144                  36,520,096                4.11
August 1, 2005 .....................                    597                 147,194,196               16.56
September 1, 2005 ..................                    500                 126,584,849               14.24
October 1, 2005 ....................                    140                  31,483,481                3.54
June 1, 2006 .......................                      5                   1,659,264                0.19
July 1, 2006 .......................                     28                   8,041,231                0.90
August 1, 2006 .....................                    141                  43,062,686                4.84
September 1, 2006 ..................                    131                  34,526,663                3.88
October 1, 2006 ....................                     45                   9,657,950                1.09
March 1, 2008 ......................                      2                     410,321                0.05
April 1, 2008 ......................                      4                     872,482                0.10
May 1, 2008 ........................                      3                     599,242                0.07
June 1, 2008 .......................                     29                   6,685,073                0.75
July 1, 2008 .......................                     95                  30,205,610                3.40
August 1, 2008 .....................                    227                  81,734,164                9.19
September 1, 2008 ..................                     69                  21,425,906                2.41
October 1, 2008 ....................                      9                   1,859,250                0.21
July 1, 2010 .......................                      1                     358,293                0.04
August 1, 2010 .....................                     10                   2,872,688                0.32
September 1, 2010 ..................                      2                     637,371                0.07
August 1, 2013 .....................                      1                     325,000                0.04
September 1, 2013 ..................                      2                   1,045,520                0.12
                                                      -----                ------------              ------
     Total .........................                  3,522                $889,004,734              100.00%
                                                      =====                ============              ======

      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans will be approximately 25 months.

                                  Gross Margin

                                                                                                 Percentage of
                                                                                                  Cut-off Date
                                                     Number of          Aggregate Unpaid            Aggregate
        Range of Gross Margins (%)                 Group 1 Loans        Principal Balance      Principal Balance
---------------------------------------            -------------        -----------------      -----------------
2.000 - 2.249 .........................                  10                $  2,688,049                0.30%
2.250 - 2.499 .........................                 397                 142,348,116               16.01
2.500 - 2.749 .........................                  83                  23,397,088                2.63
2.750 - 2.999 .........................                 293                  81,789,950                9.20
3.000 - 3.249 .........................                 699                 186,148,790               20.94
3.250 - 3.499 .........................               1,088                 268,970,575               30.26
3.500 - 3.749 .........................                 270                  67,197,109                7.56
3.750 - 3.999 .........................                 187                  39,528,900                4.45
4.000 - 4.249 .........................                  87                  18,954,610                2.13
4.250 - 4.499 .........................                  61                  12,321,651                1.39
4.500 - 4.749 .........................                  50                   8,787,262                0.99
4.750 - 4.999 .........................                  46                   7,675,123                0.86
5.000 - 5.249 .........................                  46                   8,031,723                0.90
5.250 - 5.499 .........................                  38                   6,299,211                0.71
5.500 - 5.749 .........................                  20                   2,165,962                0.24
5.750 - 5.999 .........................                  34                   3,421,894                0.38
6.000 - 6.249 .........................                  20                   1,649,436                0.19
6.250 - 6.499 .........................                  20                   1,903,569                0.21
6.500 - 6.749 .........................                  11                     710,511                0.08
6.750 - 6.999 .........................                  16                   1,038,649                0.12
7.000 - 7.249 .........................                  17                   1,578,164                0.18
7.250 - 7.499 .........................                   7                     479,261                0.05
7.500 - 7.749 .........................                   6                     525,614                0.06
7.750 - 7.999 .........................                   5                     526,316                0.06
8.000 - 8.249 .........................                   2                     246,299                0.03
8.250 - 8.499 .........................                   3                     214,817                0.02
8.500 - 8.749 .........................                   1                      38,459                0.00
8.750 - 8.999 .........................                   2                     105,038                0.01
9.000 - 9.249 .........................                   1                      80,987                0.01
9.250 - 9.499 .........................                   1                      15,524                0.00
9.500 - 9.749 .........................                   1                     166,077                0.02
                                                      -----                ------------              ------
   Total ..............................               3,522                $889,004,734              100.00%
                                                      =====                ============              ======

      As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans will be approximately 3.187% per annum.

                              Maximum Mortgage Rate

                                                                                                       Percentage of
                                                                                                        Cut-off Date
                                                             Number of        Aggregate Unpaid            Aggregate
        Range of Maximum Mortgage Rate (%)                 Group 1 Loans      Principal Balance      Principal Balance
----------------------------------------------             -------------      -----------------      -----------------
    8.000-  8.499 ............................                    1              $    336,000                0.04%
    8.500-  8.999 ............................                   24                 9,648,526                1.09
    9.000-  9.499 ............................                   28                10,252,984                1.15
    9.500-  9.999 ............................                  115                40,045,726                4.50
   10.000- 10.499 ............................                  274                80,940,134                9.10
   10.500- 10.999 ............................                  672               198,095,504               22.28
   11.000- 11.499 ............................                  532               145,622,985               16.38
   11.500- 11.999 ............................                  556               154,553,244               17.38
   12.000- 12.499 ............................                  245                61,649,195                6.93
   12.500- 12.999 ............................                  286                63,503,886                7.14
   13.000- 13.499 ............................                  128                24,470,112                2.75
   13.500- 13.999 ............................                  133                25,574,705                2.88
   14.000- 14.499 ............................                   86                15,588,668                1.75
   14.500- 14.999 ............................                  129                22,855,504                2.57
   15.000- 15.499 ............................                   93                14,800,663                1.66
   15.500- 15.999 ............................                   97                11,434,602                1.29
   16.000- 16.499 ............................                   32                 3,016,668                0.34
   16.500- 16.999 ............................                   34                 3,419,781                0.38
   17.000- 17.499 ............................                   18                 1,003,196                0.11
   17.500- 17.999 ............................                   16                 1,103,134                0.12
   18.000- 18.499 ............................                    7                   262,974                0.03
   18.500- 18.999 ............................                    5                   299,538                0.03
   19.000- 19.499 ............................                    1                    64,096                0.01
   19.500- 19.999 ............................                    4                   142,846                0.02
20.000 or greater ............................                    6                   320,062                0.04
                                                              -----              ------------              ------
   Total .....................................                3,522              $889,004,734              100.00%
                                                              =====              ============              ======

      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans will be approximately 11.599% per annum.

                            Initial Fixed-Rate Period

                                                                                                                Percentage of
                                                                                                                 Cut-off Date
                                                                Number of           Aggregate Unpaid               Aggregate
         Initial Fixed-Rate Period                            Group 1 Loans         Principal Balance         Principal Balance
---------------------------------------------                 -------------         -----------------         -----------------
One Month ...................................                         6                $    549,429                   0.06%
Six Months ..................................                       948                 240,046,568                  27.00
One Year ....................................                         4                     267,706                   0.03
Two Years ...................................                     1,699                 393,661,829                  44.28
Three Years .................................                       404                 104,144,353                  11.71
Five Years ..................................                       445                 145,095,976                  16.32
Seven Years .................................                        13                   3,868,352                   0.44
Ten Years ...................................                         3                   1,370,520                   0.15
                                                                  -----                ------------                 ------
     Total ..................................                     3,522                $889,004,734                 100.00%
                                                                  =====                ============                 ======

                                Initial Rate Cap

                                                                                                                Percentage of
                                                                                                                 Cut-off Date
                                                                Number of           Aggregate Unpaid               Aggregate
              Initial Rate Cap                                Group 1 Loans         Principal Balance         Principal Balance
---------------------------------------------                 -------------         -----------------         -----------------
0.00 ........................................                         6                $    549,429                   0.06%
1.00 ........................................                       904                 235,031,382                  26.44
1.50 ........................................                        66                   6,435,785                   0.72
2.00 ........................................                        15                   2,699,461                   0.30
3.00 ........................................                     2,202                 530,531,981                  59.68
5.00 ........................................                       196                  65,913,223                   7.41
6.00 ........................................                       133                  47,843,474                   5.38
                                                                  -----                ------------                 ------
     Total ..................................                     3,522                $889,004,734                 100.00%
                                                                  =====                ============                 ======

                                Periodic Rate Cap

                                                                                                                Percentage of
                                                                                                                 Cut-off Date
                                                                Number of           Aggregate Unpaid               Aggregate
             Periodic Rate Cap                                Group 1 Loans         Principal Balance         Principal Balance
---------------------------------------------                 -------------         -----------------         -----------------
0.00 ........................................                         6                $    549,429                   0.06%
1.00 ........................................                     3,274                 838,523,432                  94.32
1.50 ........................................                       118                  14,214,536                   1.60
2.00 ........................................                       124                  35,717,338                   4.02
                                                                  -----                ------------                 ------
     Total ..................................                     3,522                $889,004,734                 100.00%
                                                                  =====                ============                 ======

                          Original Loan-to-Value Ratios

                                                                                                      Percentage of
                                                                                                       Cut-off Date
                                                      Number of           Aggregate Unpaid               Aggregate
     Original Loan-to-Value Ratios (%)              Group 1 Loans         Principal Balance         Principal Balance
---------------------------------------             -------------         -----------------         -----------------
 0.01-  20.00 .........................                     1                $     82,944                   0.01%
20.01-  25.00 .........................                     3                     314,828                   0.04
25.01-  30.00 .........................                     8                   1,760,888                   0.20
30.01-  35.00 .........................                    13                   3,423,689                   0.39
35.01-  40.00 .........................                    19                   4,282,434                   0.48
40.01-  45.00 .........................                    25                   4,722,465                   0.53
45.01-  50.00 .........................                    41                  10,512,842                   1.18
50.01-  55.00 .........................                    46                  12,207,888                   1.37
55.01-  60.00 .........................                    75                  18,134,257                   2.04
60.01-  65.00 .........................                   133                  38,771,414                   4.36
65.01-  70.00 .........................                   388                 111,503,685                  12.54
70.01-  75.00 .........................                   186                  46,845,479                   5.27
75.01-  80.00 .........................                 1,607                 436,651,067                  49.12
80.01-  85.00 .........................                    85                  21,408,495                   2.41
85.01-  90.00 .........................                   569                 115,926,819                  13.04
90.01-  95.00 .........................                   304                  59,285,943                   6.67
95.01- 100.00 .........................                    19                   3,169,598                   0.36
                                                        -----                ------------                 ------
Total .................................                 3,522                $889,004,734                 100.00%
                                                        =====                ============                 ======

      The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 20.00% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 78.00%.

                                 Occupancy Types

                                                                                                      Percentage of
                                                                                                       Cut-off Date
                                                      Number of           Aggregate Unpaid               Aggregate
           Occupancy Type                           Group 1 Loans         Principal Balance         Principal Balance
---------------------------------------             -------------         -----------------         -----------------
Owner Occupied ........................                 2,929                $762,288,936                  85.75%
Investor ..............................                   520                 109,153,212                  12.28
Second Home ...........................                    73                  17,562,586                   1.98
                                                        -----                ------------                 ------
        Total .........................                 3,522                $889,004,734                 100.00%
                                                        =====                ============                 ======

      Occupancy type is based on the representation of the borrower at the time of origination.

                  Mortgage Loan Program and Documentation Type

                                                                                                           Percentage of
                                                                                                            Cut-off Date
                                                           Number of           Aggregate Unpaid               Aggregate
       Loan Program and Documentation Type               Group 1 Loans         Principal Balance         Principal Balance
-------------------------------------------------        -------------         -----------------         -----------------
Progressive Series Program (Limited
(Stated) Documentation) .........................            1,456                $400,270,309                 45.02%

Progressive Series Program
(Full Documentation) ............................              734                 186,936,195                 21.03

Progressive Express(TM) Program
(Non Verified Assets) ...........................              604                 129,489,428                 14.57

Progressive Express(TM) Program
(Verified Assets) ...............................              428                 105,327,101                 11.85

Progressive Express(TM) No Doc
Program (No Documentation) ......................              229                  53,724,435                  6.04

Progressive Express(TM) Program No Doc
Program (Verified Assets) .......................               47                  10,796,180                  1.21

Progressive Series Program (Lite/Reduced
Documentation SE)) ..............................               11                     742,875                  0.08

Progressive Series Program (No Ratio) ...........                6                     486,866                  0.05

Progressive Series Program (Alternative
Documentation) ..................................                4                     467,808                  0.05

Progressive Express(TM) Program (Express
Self-Employed) ..................................                1                     385,000                  0.04

Progressive Series Program (Full
Income/Stated Assets Documentation) .............                1                     359,567                  0.04

Progressive Series Program (No Income/No
Assets Documentation) ...........................                1                      18,970                  0.00
                                                             -----                ------------                ------

        Total ...................................            3,522                $889,004,734                100.00%
                                                             =====                ============                ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                                         Percentage of
                                                                                                          Cut-off Date
                                                         Number of           Aggregate Unpaid               Aggregate
                Credit Grade                           Group 1 Loans         Principal Balance         Principal Balance
---------------------------------------------          -------------         -----------------         -----------------
A+(1) .......................................              1,484               $435,363,665                  48.97%
A (1) .......................................                656                178,612,558                  20.09
A-(1) .......................................                156                 24,889,157                   2.80
B ...........................................                 52                  3,921,765                   0.44
C(1) ........................................                 24                  1,441,309                   0.16
CX(1) .......................................                 15                    793,503                   0.09
Progressive Express(TM)I(2) .................                549                122,077,594                  13.73
Progressive Express(TM)II(2) ................                475                100,261,649                  11.28
Progressive Express(TM)III(2) ...............                 49                  9,003,868                   1.01
Progressive Express(TM)IV(2) ................                 36                  8,090,213                   0.91
Progressive Express(TM)V(2) .................                 17                  3,154,599                   0.35
Progressive Express(TM)VI(2) ................                  9                  1,394,854                   0.16
                                                           -----               ------------                 ------
   Total ....................................              3,522               $889,004,734                 100.00%
                                                           =====               ============                 ======

----------

(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V, and VI, respectively. All of the Seasoned Mortgage Loans in Loan Group 1 have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 1 Loans is generally based on the borrower's "FICO" score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above.

      See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                                                          Percentage of
                                                                                                           Cut-off Date
                                                           Number of            Aggregate Unpaid             Aggregate
               Property Type                             Group 1 Loans         Principal Balance        Principal Balance
------------------------------------------------         -------------         -----------------        -----------------
Single-Family ..................................               2,295               $577,122,162                64.92%
De Minimis PUD .................................                 416                120,477,044                13.55
Condominium ....................................                 471                101,570,734                11.43
Planned Unit Development .......................                 162                 42,157,068                 4.74
Two-Family .....................................                  84                 22,220,996                 2.50
Four-Family ....................................                  36                 12,304,283                 1.38
Three-Family ...................................                  34                  7,593,667                 0.85
Hi-Rise Condo ..................................                  22                  5,024,830                 0.57
Townhouse ......................................                   2                    533,950                 0.06
                                                               -----               ------------               ------
   Total .......................................               3,522               $889,004,734               100.00%
                                                               =====               ============               ======

                 Geographic Distribution of Mortgaged Properties

                                                                                                          Percentage of
                                                                                                           Cut-off Date
                                                           Number of            Aggregate Unpaid             Aggregate
                  State                                  Group 1 Loans         Principal Balance        Principal Balance
------------------------------------------------         -------------         -----------------        -----------------
California .....................................               2,111               $631,431,347                71.03%
Florida ........................................                 364                 66,143,903                 7.44
Other (less than 3% in any one state) ..........               1,047                191,429,485                21.53
                                                               -----               ------------               ------
   Total .......................................               3,522               $889,004,734               100.00%
                                                               =====               ============               ======

      No more than approximately 0.57% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                  Loan Purposes

                                                                                                          Percentage of
                                                                                                           Cut-off Date
                                                           Number of            Aggregate Unpaid             Aggregate
               Loan Purpose                              Group 1 Loans         Principal Balance        Principal Balance
------------------------------------------------         -------------         -----------------        -----------------
Purchase ......................................               2,147               $531,631,815                59.80%
Cash-Out Refinance ............................                 954                236,711,602                26.63
Rate and Term Refinance .......................                 421                120,661,317                13.57
                                                              -----               ------------               ------
   Total ......................................               3,522               $889,004,734               100.00%
                                                              =====               ============               ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 2

      The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $110,995,333, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 2 Loans are secured by first liens on the related mortgaged property.

      The average principal balance of the Group 2 Loans at origination was approximately $198,611. No Group 2 Loan had a principal balance at origination of greater than approximately $1,790,000 or less than approximately $10,000. The average principal balance of the Group 2 Loans as of the Cut-off Date was approximately $197,501. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,786,341 or less than approximately $4,143.

      As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 5.125% per annum to approximately 16,990% per annum and the weighted average mortgage rate was approximately 6.700% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 346 months as of the Cut-off Date. None of the Group 2 Loans will have a first Due Date prior to June 1, 1995, or after November 1, 2003, or will have a remaining term to maturity of less than 8 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is October 1, 2033.

      Approximately 8.75% of the Group 2 Loans have initial interest only periods of five years.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 2 Loans was approximately 72.88%. No loan-to-value ratio at origination of any Group 2 Loan was greater than approximately 132.30% or less than approximately 20.14%.

      Approximately 1.49% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date), are High CLTV Loans.

      Some of the High CLTV Loans will include provisions allowing the related borrower to substitute the related mortgaged property. The Servicing Agreement provides that this substitution will only be permitted if the following requirements are met:

      o the combined loan-to-value ratio of the High CLTV Loan after such substitution must be less than or equal to the combined loan-to-value ratio prior to such substitution,

      o the loan-to-value ratio of the obligation secured by a first lien on the new mortgaged property must be less than or equal to the loan-to-value ratio of the obligation secured by a first lien on the released mortgaged property at the time such High CLTV Loan was originated, and

      o both the released and the new mortgaged property must be a single-family owner occupied property.

      In addition, the Servicing Agreement will provide that with respect to any High CLTV Loan the Master Servicer may allow the refinancing of a senior lien on the related mortgaged property, provided that certain requirements are met, including, except under certain limited circumstances, that the resulting combined loan-to-value ratio of such High CLTV Loan is no higher than the combined loan-to-value ratio prior to such refinancing and the interest rate on the refinancing senior loan is no higher than the interest rate on the refinanced senior loan.

      Approximately 0.55% of the mortgage pool (by aggregate outstanding principal balance as of the Cut-off Date), are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to maturity of approximately 137 months.

      None of the Group 2 Loans are buydown mortgage loans.

      None of the Group 2 Loans will be a "high-cost home loan" as defined in the Georgia Fair Lending Act, in New York Predatory Lending Law, codified as N.Y. Banking Law ss.6-I, N.Y. Gen. Bus. Law ss.771-a, and N.Y. Real Prop. Acts Law ss.1302, in the Arkansas Home Loan Protection Act or in the Kentucky Revised Statutes ss.360.100.

      None of the Group 2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

      Approximately 65.48% of the Group 2 Loans provide for prepayment charges.

      Approximately 14.88% and 2.33% of the Group 2 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 2 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.879% per annum.

      Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        Principal Balances at Origination

                                                                                                            Percentage of
                                                                                                             Cut-off Date
      Original Group 2 Loan Principal                    Number of             Aggregate Unpaid                Aggregate
               Balances ($)                            Group 2 Loans          Principal Balance           Principal Balance
-------------------------------------------            -------------          -----------------           -----------------
        0.01 -    50,000.00 ...............                  90                  $  2,353,792                    2.12%
   50,000.01 -   100,000.00 ...............                  79                     6,154,394                    5.54
  100,000.01 -   150,000.00 ...............                 100                    12,586,470                   11.34
  150,000.01 -   200,000.00 ...............                  88                    15,383,768                   13.86
  200,000.01 -   250,000.00 ...............                  65                    14,395,394                   12.97
  250,000.00 -   300,000.00 ...............                  41                    11,214,548                   10.10
  300,000.00 -   350,000.00 ...............                  22                     7,096,993                    6.39
  350,000.00 -   400,000.00 ...............                  22                     8,230,814                    7.42
  400,000.00 -   450,000.00 ...............                  12                     5,058,240                    4.56
  450,000.00 -   500,000.00 ...............                  15                     7,210,705                    6.50
  500,000.00 -   550,000.00 ...............                   4                     2,089,264                    1.88
  550,000.01 -   600,000.00 ...............                   6                     3,499,311                    3.15
  600,000.01 -   650,000.00 ...............                   6                     3,872,136                    3.49
  650,000.01 -   700,000.00 ...............                   1                       670,752                    0.60
  700,000.01 -   750,000.00 ...............                   2                     1,492,646                    1.34
  750,000.01 -   800,000.00 ...............                   1                       787,445                    0.71
  800,000.01 -   850,000.00 ...............                   2                     1,680,591                    1.51
  850,000.01 -   900,000.00 ...............                   1                       884,076                    0.80
  900,000.01 -   950,000.00 ...............                   1                       913,562                    0.82
  950,000.01 - 1,000,000.00 ...............                   1                       989,958                    0.89
1,100,000.01 - 1,150,000.00 ...............                   1                     1,146,788                    1.03
1,450,000.01 - 1,500,000.00 ...............                   1                     1,497,346                    1.35
1,750,000.01 - 1,800,000.00 ...............                   1                     1,786,341                    1.61
                                                            ---                  ------------                  ------
     Total ................................                 562                  $110,995,333                  100.00%
                                                            ===                  ============                  ======

      The average principal balance of the Group 2 Loans at origination was approximately $198,611.

                    Principal Balances as of the Cut-off Date

                                                                                                             Percentage of
                                                                                                              Cut-off Date
         Current Group 2 Loan Principal                     Number of             Aggregate Unpaid              Aggregate
                   Balances ($)                           Group 2 Loans           Principal Balance         Principal Balance
------------------------------------------------          -------------           -----------------         -----------------
       0.01  -    50,000.00 ....................                 91                  $  2,400,611                   2.16%
  50,000.01  -   100,000.00 ....................                 78                     6,107,575                   5.50
 100,000.01  -   150,000.00 ....................                101                    12,733,244                  11.47
 150,000.01  -   200,000.00 ....................                 87                    15,236,994                  13.73
 200,000.01  -   250,000.00 ....................                 65                    14,395,394                  12.97
 250,000.01  -   300,000.00 ....................                 41                    11,214,548                  10.10
 300,000.01  -   350,000.00 ....................                 22                     7,096,993                   6.39
 350,000.01  -   400,000.00 ....................                 22                     8,230,814                   7.42
 400,000.01  -   450,000.00 ....................                 12                     5,058,240                   4.56
 450,000.01  -   500,000.00 ....................                 15                     7,210,705                   6.50
 500,000.01  -   550,000.00 ....................                  4                     2,089,264                   1.88
 550,000.01  -   600,000.00 ....................                  6                     3,499,311                   3.15
 600,000.01  -   650,000.00 ....................                  6                     3,872,136                   3.49
 650,000.01  -   700,000.00 ....................                  1                       670,752                   0.60
 700,000.01  -   750,000.00 ....................                  2                     1,492,646                   1.34
 750,000.01  -   800,000.00 ....................                  1                       787,445                   0.71
 800,000.01  -   850,000.00 ....................                  2                     1,680,591                   1.51
 850,000.01  -   900,000.00 ....................                  1                       884,076                   0.80
 900,000.01  -   950,000.00 ....................                  1                       913,562                   0.82
 950,000.01  - 1,000,000.00 ....................                  1                       989,958                   0.89
1,100,000.01 - 1,150,000.00 ....................                  1                     1,146,788                   1.03
1,450,000.01 - 1,500,000.00 ....................                  1                     1,497,346                   1.35
1,750,000.01 - 1,800,000.00 ....................                  1                     1,786,341                   1.61
                                                                ---                  ------------                 ------
     Total .....................................                562                  $110,995,333                 100.00%
                                                                ===                  ============                 ======

      As of the Cut-off Date, the average current principal balance of the Group 2 Loans will be approximately $197,501.

                                 Mortgage Rates

                                                                                                    Percentage of
                                                                                                     Cut-off Date
                                                 Number of               Aggregate Unpaid              Aggregate
         Mortgage Rates (%)                    Group 2 Loans            Principal Balance         Principal Balance
--------------------------------               -------------            -----------------         -----------------
 5.000-  5.499 ..................                     19                    $  5,841,654                  5.26%
 5.500-  5.999 ..................                     86                      28,362,285                 25.55
 6.000-  6.499 ..................                     87                      22,103,656                 19.91
 6.500-  6.999 ..................                    133                      28,016,352                 25.24
 7.000-  7.499 ..................                     49                       9,502,203                  8.56
 7.500-  7.999 ..................                     44                       6,743,895                  6.08
 8.000-  8.499 ..................                     20                       3,655,865                  3.29
 8.500-  8.999 ..................                     18                       2,843,561                  2.56
 9.000-  9.499 ..................                      4                         488,522                  0.44
 9.500-  9.999 ..................                      3                         526,691                  0.47
11.500- 11.999 ..................                      3                         121,887                  0.11
12.000- 12.499 ..................                      2                          61,647                  0.06
12.500- 12.999 ..................                     11                         278,241                  0.25
13.000- 13.499 ..................                      4                         138,818                  0.13
13.500- 13.999 ..................                     27                         756,495                  0.68
14.000- 14.499 ..................                     17                         421,122                  0.38
14.500- 14.999 ..................                     17                         570,548                  0.51
15.000- 15.499 ..................                      9                         279,464                  0.25
15.500- 15.999 ..................                      7                         264,586                  0.24
16.000- 16.499 ..................                      1                          13,699                  0.01
16.500- 16.999 ..................                      1                           4,143                  0.00
                                                     ---                    ------------                ------
     Total .....................                     562                    $110,995,333                100.00%
                                                     ===                    ============                ======

         Original Loan-to-Value Ratios or Combined Loan-to-Value Ratios

                                                                                                               Percentage of
                                                                                                                Cut-off Date
      Original Loan-to-Value Ratios or                      Number of               Aggregate Unpaid              Aggregate
      Combined Loan-to-Value Ratios (%)                   Group 2 Loans            Principal Balance         Principal Balance
----------------------------------------------            -------------            -----------------         -----------------
20.01  -  25.00 ..............................                   2                    $  1,141,995                   1.03%
25.01  -  30.00 ..............................                   6                         729,803                   0.66
30.01  -  35.00 ..............................                   7                       1,128,860                   1.02
35.01  -  40.00 ..............................                   8                       1,167,950                   1.05
40.01  -  45.00 ..............................                   9                       3,403,249                   3.07
45.01  -  50.00 ..............................                  11                       1,516,428                   1.37
50.01  -  55.00 ..............................                  12                       3,594,254                   3.24
55.01  -  60.00 ..............................                  27                       9,270,628                   8.35
60.01  -  65.00 ..............................                  33                       9,406,224                   8.47
65.01  -  70.00 ..............................                  75                      19,731,529                  17.78
70.01  -  75.00 ..............................                  24                       5,819,163                   5.24
75.01  -  80.00 ..............................                 138                      32,161,870                  28.98
80.01  -  85.00 ..............................                  13                       1,727,946                   1.56
85.01  -  90.00 ..............................                  57                       9,427,311                   8.49
90.01  -  95.00 ..............................                  49                       7,555,971                   6.81
95.01  - 100.00 ..............................                  36                       1,555,177                   1.40
100.01 - 105.00 ..............................                   4                          89,301                   0.08
105.01 - 110.00 ..............................                   2                          73,853                   0.07
110.01 - 115.00 ..............................                   9                         248,822                   0.22
115.01 - 120.00 ..............................                   9                         328,908                   0.30
120.01 - 125.00 ..............................                  30                         886,008                   0.80
130.01 - 135.00 ..............................                   1                          30,082                   0.03
                                                               ---                    ------------                 ------
     Total ...................................                 562                    $110,995,333                 100.00%
                                                               ===                    ============                 ======

      The minimum and maximum loan-to-value ratios or combined loan-to-value ratios of the Group 2 Loans at origination were approximately 20.14% and 132.30%, respectively, and the weighted average of the loan-to-value ratios or combined loan-to-value ratios of the Group 2 Loans at origination was approximately 72.88%.

                                 Occupancy Types

                                                                                                          Percentage of
                                                                                                           Cut-off Date
                                                        Number of              Aggregate Unpaid             Aggregate
            Occupancy Type                            Group 2 Loans           Principal Balance         Principal Balance
---------------------------------------               -------------           -----------------         -----------------
Owner Occupied ........................                    453                    $ 87,979,280                 79.26%
Investor ..............................                     99                      20,308,923                 18.30
Second Home ...........................                     10                       2,707,130                  2.44
                                                           ---                    ------------                ------
     Total ............................                    562                    $110,995,333                100.00%
                                                           ===                    ============                ======

      Occupancy type is based on the representation of the borrower at the time of origination.

                  Mortgage Loan Program and Documentation Type

                                                                                                          Percentage of
                                                                                                           Cut-off Date
                                                            Number of          Aggregate Unpaid             Aggregate
       Loan Program and Documentation Type                Group 2 Loans       Principal Balance         Principal Balance
--------------------------------------------------        -------------       -----------------         -----------------
Progressive Series Program (Limited
(Stated) Documentation) ..........................              176              $ 39,194,696                  35.31%

Progressive Series Program
(Full Documentation) .............................              156                25,389,451                  22.87

Progressive Express(TM)Program
(Non Verified Assets) ............................               86                20,713,619                  18.66

Progressive Express(TM)No Doc
Program (No Documentation) .......................               82                14,318,813                  12.90

Progressive Express(TM)Program
(Verified Assets) ................................               49                 9,488,802                   8.55

Progressive Express(TM)Program No Doc
Program (Verified Assets) ........................                4                   851,370                   0.77

Progressive Series Program (Lite/Reduced
Documentation SE)) ...............................                2                   802,673                   0.72

Progressive Series Program (Alternative
Documentation) ...................................                7                   235,910                   0.21
                                                                ---              ------------                 ------
     Total .......................................              562              $110,995,333                 100.00%
                                                                ===              ============                 ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                                             Percentage of
                                                                                                              Cut-off Date
                                                         Number of                Aggregate Unpaid             Aggregate
              Credit Grade                             Group 2 Loans             Principal Balance         Principal Balance
--------------------------------------------           -------------             -----------------         -----------------
A+(1) ......................................                  243                  $ 65,504,246                   59.02%
A(1) .......................................                  191                    27,948,014                   25.18
A-(1) ......................................                   27                     2,187,472                    1.97
B(1) .......................................                    1                        20,369                    0.02
Progressive ExpressTM I(2) .................                   45                     6,746,496                    6.08
Progressive ExpressTM II(2) ................                   50                     7,884,238                    7.10
Progressive ExpressTM III(2) ...............                    1                       239,627                    0.22
Progressive ExpressTM IV(2) ................                    2                       177,113                    0.16
Progressive ExpressTM V(2) .................                    2                       287,759                    0.26
                                                              ---                  ------------                  ------
     Total .................................                  562                  $110,995,333                  100.00%
                                                              ===                  ============                  ======

(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and III+, IV, and V, respectively. All of the Seasoned Mortgage Loans in Loan Group 1 have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These Group 2 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 2 Loans is generally based on the borrower's "FICO" score and therefore these Group 2 Loans do not correspond to the alphabetical risk categories listed above.

      See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                                                       Percentage of
                                                                                                        Cut-off Date
                                                         Number of             Aggregate Unpaid          Aggregate
              Property Type                            Group 2 Loans          Principal Balance      Principal Balance
-------------------------------------------            -------------          -----------------      -----------------
Single Family .............................                  396                  $ 74,790,774              67.38%
De Minimis PUD ............................                   44                     9,398,272               8.47
Two-Family ................................                   32                     8,389,798               7.56
Condominium ...............................                   40                     5,810,709               5.24
Planned Unit Development ..................                   22                     5,029,289               4.53
Four-Family ...............................                   14                     4,315,759               3.89
Three-Family ..............................                   11                     2,948,559               2.66
Hi-Rise Condo .............................                    3                       312,172               0.28
                                                             ---                  ------------             ------
     Total ................................                  562                  $110,995,333             100.00%
                                                             ===                  ============             ======

                 Geographic Distribution of Mortgaged Properties

                                                                                                       Percentage of
                                                                                                        Cut-off Date
                                                         Number of             Aggregate Unpaid          Aggregate
                State                                  Group 2 Loans          Principal Balance      Principal Balance
-------------------------------------------            -------------          -----------------      -----------------
California ................................                  250                  $ 60,450,213              54.46%
New York ..................................                   38                    10,871,914               9.79
Florida ...................................                   75                     9,712,036               8.75
Hawaii ....................................                   10                     5,745,516               5.18

Other (less than 3% in any one state) .....                  189                    24,215,654              21.82
                                                             ---                  ------------             ------
     Total ................................                  562                  $110,995,333             100.00%
                                                             ===                  ============             ======

      No more than approximately 1.61% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                  Loan Purposes

                                                                                                       Percentage of
                                                                                                        Cut-off Date
                                                         Number of             Aggregate Unpaid          Aggregate
             Loan Purpose                              Group 2 Loans          Principal Balance      Principal Balance
-------------------------------------------            -------------          -----------------      -----------------
Cash-Out Refinance ........................                  216                  $ 47,013,007              42.36%
Purchase ..................................                  223                    43,638,412              39.32
Rate and Term Refinance ...................                   68                    18,661,809              16.81
Debt Consolidation ........................                   55                     1,682,104               1.52
                                                             ---                  ------------             ------
     Total ................................                  562                  $110,995,333             100.00%
                                                             ===                  ============             ======